UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 15, 1994


                       Sears Credit Account Trust 1990 A
              (Exact name of registrant as specified in charter)



Illinois                 33-32885-01            Not Applicable
(State of                (Commission            (IRS Employer
Organization)            File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On November 15, 1994, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.     Financial Statements and Exhibits


  21. Monthly Investor Certificateholders' Statement related to the distribution of November 15, 1994 and reflecting the performance of the Trust during the Due Period ended in October 1994, which accompanied the distribution on November 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1990 A
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)


Date: November 15, 1994       By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX



Exhibit No.


      21.   Monthly Investor Certificateholders' Statement -
            (November 15, 1994).

                                           Exhibit 21
SEARS CREDIT ACCOUNT TRUST 1990 A
MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

8.75%  CREDIT ACCOUNT
PASS-THROUGH CERTIFICATES

  Under the Pooling and Servicing Agreement dated as of January 2,1990, by and among Sears, Roebuck and Co. ("Sears"), Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with
respect to the distribution of    November 15, 1994     (the "current
Distribution Date") and with respect to the performance of the Trust
during the Due Period ended       October, 1994         (the "related
Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.Information  Regarding   the  Current  Monthly   Distribution
  (Stated on the  Basis of  $1,000  Original Principal Amount).

  1.The total amount of the distribution to Investor
    Certificateholders on the current Distribution Date
    per $1,000 interest................................         $0.000000000

  2.The amount of the distribution set forth in paragraph
    1 above in respect of  interest on the Investor
    Certificates,  per $1,000 interest.............             $0.000000000

  3.The amount of the distribution set forth in paragraph
    1 above in respect of principal on the Investor
    Certificates, per $1,000 interest..............             $0.000000000

B.Information Regarding the Performance of the Trust.

  1.Collections of Receivables.

    (a)The aggregate amount of Collections  of
       Finance Charge Receivables  processed
       during the related Due Period...........                $8,536,676.76

    (b)The aggregate amount of Collections of
       Principal Receivables processed during the
       related Due Period..........................           $31,839,529.52

    (c)The aggregate amount of Collections of Finance
       Charge Receivables processed during the
       related Due Period which were allocated in
       respect of the Investor Certificates....                  $930,132.07

    (d)The aggregate amount of Collections of
       Principal Receivables  processed during the
       related Due Period which were allocated
       in respect of the Investor Certificates....
                                                              $24,012,457.16
    (e)The aggregate amount of Collections of Finance
       Charge Receivables processed during the
       related  Due Period  which  were allocated
       in respect of the Seller Certificate.....
                                                               $7,606,544.69
    (f)The aggregate amount of Collections of
       Principal Receivables processed during the
       related Due Period which were allocated
       in respect of the Seller  Certificate.....              $7,827,072.36


  2.Principal Receivables in the Trust;  Principal
    Funding Account.

    (a)The aggregate amount of Principal Receivables
       in the Trust as of the end of the related
       Due Period (which reflects  the Principal
       Receivables  represented by both the Seller
       Certificate and the Investor Certificates)........... $534,798,832.13

    (b)The amount of Principal Receivables in the
       Trust represented by the Investor Certificates
       (the "Investor Interest") as of the end of the
       related Due Period .........................           $38,000,000.00

    (c)The Investor Interest set forth in paragraph
       2(b) above as a percentage of theaggregate
       amount of Principal Receivables set forth in
       paragraph 2(a) above.......................                      7.11%

    (d)The Invested Amount as of the end of the
       current Distribution Date..................           $500,000,000.00

    (e)The total amount to be deposited in the
       Principal Funding Account in respect of
       Collections of Principal Receivables on such
       Distribution Date.............................         $21,000,000.00

    (f)The total amount on deposit in the Principal
       Funding  Account in respect of Collections of
       Principal Receivables on such Distribution Date
       (after giving effect to the deposit referred to
       in paragraph 2(e))............................        $462,000,000.00

    (g)The total Fixed Amount payable by Sears under
       the Interest Rate Swap Agreement....                    $3,215,625.00

    (h)The Deficit Accumulation Amount (after giving
       effect to the deposit referred to in paragraph 2(e)             $0.00


  3.Interest Funding Account.

    (a)The total amount to be deposited in the
       Interest Funding  Account in respect of
       Certificate Interest on such Distribution Date
                                                               $3,645,833.33
    (b)The total amount on deposit in the Interest
       Funding Account in respect of Certificate
       Interest on such Distribution Date (after
       giving effect to the deposit referred to in
       paragraph 3 (a))............................           $14,583,333.32

  4.Investor Charged-Off Amount.

    (a)The aggregate amount of Receivables charge-
       off as uncollectible during the related Due
       Period allocable to the Investor Certificates
       (the "Investor Charged-Off Amount")...                    $221,437.89

    (b)The Aggregate Investor Charged-Off  Amount                      $0.00

  5.Investor Losses; Reimbursement of Charge-Offs.

    (a)The excess  of the Investor Charged-Off  Amount
       set forth in paragraph 3(a) above over the sum
       of (i) payments  in respect  of the Available
       Subordinated Amount and (ii) Excess Servicing,
       if any (an "Investor Loss")..............                       $0.00

    (b)The amount of the Investor Loss set forth in
       paragraph 4(a) above, per $1,000 interest
       (which will have the effect of reducing, pro
       rata, the amount of each Investor Certificate-
       holder's investment)........................                    $0.00

    (c)The total amount reimbursed to the Trust in
       the current month from the sum of the Available
       Subordinated Amount and Excess Servicing, if
       any, in respect of Investor Losses in prior
       months............................................              $0.00

    (d)The amount set forth in paragraph 4(c) above,
       per $1,000 interest (which will have the effect
       of increasing, pro rata, the amount of each
       Investor Certificateholder's investment).....                   $0.00

    (e)The aggregate amount of Investor Losses in
       the Trust  as of the end of the current
       Distribution Date...........................                    $0.00

    (f)The amount set forth in paragraph 4(e) above,
       per $1,000 interest (which will have the effect
       of reducing,  pro rata, the amount of each
       Investor Certificateholder's investment)....                    $0.00

  6.Investor Servicing Fee.

       The aggregate amount of the Investor Monthly
       Servicing Fee payable by the Trust to the
       Servicer for the related Due Period....
                                                                  $98,333.33
  7.Available Subordinated Amount.

    (a)The amount available to be applied pursuant
       to Section 4.03 as of the end of the current
       Distribution Date............................

    (b)The amount set forth in paragraph 6(a) above           $42,500,000.00
       as a percentage of the Invested Amount...

                                                                        8.50%
  8.Investor Excess Spread Analysis
                                                $                      % (1)
                                          ______________     ________________

    Allocated Yield (2)                     $930,132.07                18.92%

    Less:
      Certificate Interest (3)              $430,208.33                 8.75%
      Servicing Fees (4)                     $98,333.33                 2.00%
      Allocated Charge-Offs (5)             $221,437.89                 4.50%
                                          ______________     ________________
    Subtotal                                $749,979.55                15.25%

    Excess Spread                           $180,152.52                 3.66%

    (1) Annualized percentage of the Investor Interest at the start of the related Due Period (Section B2(b) plus Section B2(e))
    (2)    See Section B1(c) above
    (3)    Section B3(a) minus Section B2(g) above
    (4)    See Section B6 above
    (5)    See Section B4(a) above

  Note: Payment rate (aggregate collections/beg. receivables
           balance) for the related Due Period:                         7.34%

C.The Pool Factor.

    The Pool Factor (which represents the ratio of the
    amount of the Invested Amount as of the end of
    the  day on the current Distribution Date to the
    amount of the Investor Interest as of the Closing
    Date). The  amount of an Investor Certificate-
    holder's pro rata share of the Invested  Amount
    can be determined by multiplying the original
    denomination of the Holder's Investor Certificate
    by the Pool Factor.................................            1.0000000


                BANK OF AMERICA ILLINOIS,
                 as Trustee

                By:
                      Title: